                                                                    EXHIBIT 10.3


                               GUARANTY AGREEMENT


         GUARANTY, dated as of July 15, 2003 (this "GUARANTY"), made by the parties set forth on the signature pages hereto as Guarantors (each a "GUARANTOR" and, collectively, the "GUARANTORS"), in favor of Fleet Capital Corporation ("Fleet"), individually as a Revolving Credit Lender and as administrative agent and collateral agent (as administrative agent and collateral agent, together with any successor, the "ADMINISTRATIVE AGENT") (i) for the lenders now or hereafter being parties to the Loan Agreement (as hereinafter defined) as a Revolving Credit Lender or as a Term Loan B Lender (each such lender, including Fleet as a Revolving Credit Lender, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders") (ii) Silver Point Finance LLC as agent for the Term Loan B Lenders ("Term Loan B Agent"), (iii) Fleet National Bank as issuer from time to time of letters of credit issued pursuant to the Loan Agreement (together with any successor, "ISSUING BANK"), and (iv) each Revolving Credit Lender or Affiliate thereof to whom Product Obligations (as such term is defined in the Loan Agreement) are owed (together with the Administrative Agent, the Lenders, the Term Loan B Agent and the Issuing Bank, the "SECURED PARTIES").

         WHEREAS, Jacuzzi Brands, Inc., a Delaware corporation ("Parent" or "Borrower Representative"), Bathcraft, Inc., a Georgia corporation ("Bathcraft"), Eljer Plumbingware, Inc., a Delaware corporation ("Eljer"), Gatsby Spas, Inc., a Florida corporation ("Gatsby"), Jacuzzi Inc., a Delaware corporation ("Jacuzzi"), JUSI Holdings, Inc., a Delaware corporation ("JUSI"), Redmont, Inc., a Mississippi corporation ("Redmont"), Rexair, Inc., a Delaware corporation ("Rexair"), Sundance Spas, Inc., a California corporation ("Sundance"), Zurn PEX, Inc. (formerly known as United States Brass Corporation), a Delaware corporation ("USBC"), USI American Holdings, Inc., a Delaware corporation ("USIAH"), USI Global Corp., a Delaware corporation ("USI Global"), and Zurco, Inc., a Delaware corporation ("Zurco") and Zurn Industries, Inc., a Pennsylvania corporation ("Zurn") (Parent, Bathcraft, Eljer, Gatsby, Jacuzzi, JUSI, Redmont, Rexair, Sundance, USBC, USIAH, USI Global, Zurco and Zurn each, a "Borrower" and collectively, the "Borrowers"), have entered into a Loan and Security Agreement, dated as of July 15, 2003 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement") with Administrative Agent, Term Loan B Agent, Credit Suisse First Boston, acting through its Cayman Islands branch ("CSFB"), as a co-syndication agent, CSFB and Fleet Securities, Inc., collectively, as joint lead arrangers and joint book runners, Bank One, NA, as a co-syndication agent, and the Revolving Credit Lenders and Term Loan B Lenders party thereto from time to time; and

         WHEREAS, each of the Guarantors shall derive substantial benefits from the financial accommodations to be provided under the Loan Agreement; and

         WHEREAS, as a condition to the Lenders making any Loans and the Issuing Bank issuing or the Administrative Agent causing the issuance of any Letters of Credit under the Loan Agreement, the Lenders, the Administrative Agent and the Term Loan B Agent have required the execution and delivery of this Guaranty by the Guarantors.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and the Issuing Bank to issue or the Administrative Agent to cause the issuance of Letters of Credit under the Loan Agreement, each of the Guarantors hereby agrees with the Administrative Agent for the ratable benefit of the Secured Parties as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined.

         2. GUARANTY. (a) Each Guarantor hereby, unconditionally and irrevocably, jointly and severally with all other Guarantors, guarantees to the Secured Parties the prompt and complete payment and performance when due of all present and future Obligations, whether at stated maturity, by acceleration or otherwise (the "GUARANTEED OBLIGATIONS"); PROVIDED, HOWEVER, that anything herein or in any other Loan Documents to the contrary notwithstanding, the maximum liability of any Guarantor hereunder and under the other Loan Documents shall in no event exceed an amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 548 of the Federal Bankruptcy Code or any equivalent provision of federal law or the law of any state.

                  (b) The guaranty contained herein is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Guaranteed Obligations, is not a guaranty of collection, and is in no way conditioned upon any requirement that the Administrative Agent on behalf of the Secured Parties or any of the Secured Parties first collect or attempt to collect the Guaranteed Obligations or any portion thereof from the Borrowers or any of their Subsidiaries or any other guarantor or resort to any security or other means of obtaining payment of any of the Guaranteed Obligations. Payments by the Guarantors under this Guaranty may be required to be made on any number of occasions.

                  (c) No payment or payments made by any of the Borrowers or any of their Subsidiaries or any other Person or received or collected by the Administrative Agent or any Secured Party from any of the Borrowers or any of their Subsidiaries or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder (other than payment in full in cash of the Guaranteed Obligations or, in the case of Guaranteed Obligations other than to Term Loan B Agent and Term Loan B Lenders, cash collateralization thereof (including without limitation by way of letter of credit) to satisfaction of Administrative Agent) which shall, notwithstanding any such payment indefeasible or payments other than payments in cash made by such Guarantor in respect of the Guaranteed Obligations or payments in cash received or collected from such Guarantor in respect of the Guaranteed Obligations or cash collateralization to the extent described above, remain liable for the Guaranteed Obligations, until the termination of this Guaranty in accordance with Section 6 hereof.

                  (d) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent on account of its liability hereunder, it will notify the Administrative Agent and the Secured Parties in writing that such payment is made under this Guaranty for such purpose.

         3. RIGHT OF SET OFF AND SHARING OF PAYMENTS. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender is hereby authorized by Guarantors at any time or from time to time, with prior written consent of Administrative Agent and with reasonably prompt subsequent notice to Borrower Representative (any prior or contemporaneous notice to Guarantors being hereby expressly waived) to set off and to appropriate and to apply any and all (i) balances held by such Lender at any of its offices for the account of any Guarantor or any of its Subsidiaries (regardless of whether such balances are then due to such Guarantor or its Subsidiaries), and (ii) other property at any time held or owing by such Lender to or for the credit or for the account of any Guarantor or any of its Subsidiaries, against and on account of any of the Obligations. Any Lender exercising a right to set off shall comply with the provisions of Section 3.10 of the Loan Agreement. Each Guarantor agrees, to the fullest extent permitted by law, that any Lender may exercise its right to set off with respect to amounts in excess the amount to which such Lender is entitled at such time pursuant to the terms of this Guaranty, and each such Lender, upon doing so, shall deliver the entire amount set off to Administrative Agent, for the benefit of Lenders, in accordance with the terms of this Guaranty.

         4. SUBORDINATION OF SUBROGATION, ETC. Notwithstanding anything to the contrary in this Guaranty or in any other Loan Document, and except as set forth in Section 12.7 of the Loan Agreement, each Guarantor hereby expressly and irrevocably subordinates to payment of the Guaranteed Obligations any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are indefeasibly paid in full in cash other than any Guaranteed Obligations (excluding Guaranteed Obligations to Term Loan B Agent and Term Loan B Lenders) that have been cash collateralized or covered by a letter of credit satisfactory to Administrative Agent. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Secured Parties and shall not limit or otherwise affect such Guarantor's liability hereunder or the enforceability of this Section 4, and that Secured Parties and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 4.

         5. AMENDMENTS, ETC., WITH RESPECT TO THE GUARANTEED OBLIGATIONS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor, and without notice to or further assent by any Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Administrative Agent or any Secured Party, as the case may be, may be rescinded by the Administrative Agent or such Secured Party, as the case may be, and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of setoff with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Secured Party, as the case may be, and the Loan Agreement and the other Loan Documents, and any other agreement, instrument or document executed in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent and the Secured Parties, as the case may be, may deem advisable from time to time, and any guarantee or right of setoff at any time held by the Administrative Agent or any Secured Party, as the case may be, for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. When making any demand hereunder against any Guarantor, the Administrative Agent or any Secured Party, as the case may be, may, but shall be under no obligation to, make a similar demand on any of the Borrowers or their Subsidiaries, and any failure by the Administrative Agent or such Secured Party, as the case may be, to make any such demand or to collect any payments from any of the Borrowers or their Subsidiaries or any release of any of the Borrowers or their Subsidiaries shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or such Secured Party, as the case may be, against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         6. GUARANTY ABSOLUTE AND UNCONDITIONAL; TERMINATION. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Administrative Agent and the Secured Parties, as the case may be, upon this Guaranty or acceptance of this Guaranty; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between the Borrowers or their Subsidiaries, on the one hand, and the Administrative Agent and the Secured Parties, as the case may be, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or their Subsidiaries or itself or any other Guarantor with respect to the Guaranteed Obligations. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment without regard to (a) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrowers or their Subsidiaries against the Administrative Agent or any Secured Party, as the case may be, (b) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Guaranty, any other Loan Document or any other agreement, document or instrument to which any Guarantor is or may become a party, (c) the absence of any action to enforce this Guaranty (including this Section 6) or any other Loan Document or the waiver or consent by Administrative Agent and Lenders with respect to any of the provisions thereof, (d) the existence, value or condition of, or failure to perfect its Lien against, any security for the Guaranteed Obligations or any action, or the absence of any action, by Administrative Agent, Term Loan B Agent or Lenders in respect thereof (including the release of any such security), (e) the insolvency of any Borrower, any Subsidiary of any Borrower or any Guarantor, or (f) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or their Subsidiaries) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers or their Subsidiaries for the Guaranteed Obligations, or of itself or any other Guarantor under this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Secured Party, as the case may be, may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrowers or their Subsidiaries or any other Person or guaranty for the Guaranteed Obligations or any right of setoff with respect thereto, and any failure by the Administrative Agent or any Secured Party, as the case may be, to pursue such other rights or remedies or to collect any payments from the Borrowers or their Subsidiaries or any such other Person or to realize upon any such guaranty or to exercise any such right of setoff, or any release of the Borrowers or their Subsidiaries thereof or any such other Person or any guaranty or right of setoff, shall not relieve any Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or such Secured Party, as the case may be, against any Guarantor. Subject to the provisions of Section 7 hereof, this Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Secured Parties, as the case may be, and their successors, endorsees, transferees and assigns, until the (x) payment in full in cash other than any Guaranteed Obligations (excluding Guaranteed Obligations to Term Loan B Agent and Term Loan B Lenders) that have been cash collateralized or covered by a letter of credit satisfactory to Administrative Agent and termination of all Guaranteed Obligations, (y) the expiration or cancellation of all Letters of Credit and LC and Acceptance Guaranty and (z) the expiration or termination of the Revolving Credit Commitment and the expiration or termination of any further commitment of Issuing Bank to open or the Administrative Agent to cause to be opened Letters of Credit (or the payment in full or cash collateralization (including without limitation by way of letter of credit) to satisfaction of Administrative Agent of all obligations in respect of Letters of Credit). Subject to the provisions of Section 7 hereof, upon the payment in full in cash other than any Guaranteed Obligations (excluding Guaranteed Obligations to Term Loan B Agent and Term Loan B Lenders) that have been cash collateralized or covered by a letter of credit satisfactory to Administrative Agent and termination of all Guaranteed Obligations, the expiration or cancellation of all Letters of Credit and LC and Acceptance Guaranty and the expiration or termination of the Revolving Credit Commitment and the expiration or termination of any further commitment of Issuing Bank to open or the Administrative Agent to cause to be opened Letters of Credit (or the payment in full of all obligations in respect of Letters of Credit), this Guaranty shall terminate.

         7. REINSTATEMENT. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time the payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party, as the case may be, including, by way of example, but not in limitation of the foregoing, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any of their Subsidiaries or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any of their Subsidiaries or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

         8. EXPENSES. The Guarantors will, upon demand, pay the Administrative Agent for any and all reasonable out-of-pocket costs, sums and expenses which the Administrative Agent may pay or incur pursuant to the provisions of this Guaranty or in enforcing this Guaranty or in enforcing payment of the Guaranteed Obligations or otherwise in connection with the provisions hereof, including, but not limited to, all reasonable filing or recording fees, court costs, collection charges, travel expenses, computer fees, telephone fees, duplicating fees and attorneys' fees. All of the foregoing, together with interest thereon as specified in Section 11 hereof, shall be part of the Guaranteed Obligations and be payable on demand.

         9. PAYMENTS. Each Guarantor hereby, jointly and severally, with all other Guarantors, agrees that it will make payments in respect of the Guaranteed Obligations upon demand therefor to the Administrative Agent, without setoff, deduction, withholding or counterclaim, by wire transfer in immediately available funds at the Administrative Agent's address set forth on the signature page hereto or at such other place as the Administrative Agent may direct from time to time by notice to the Guarantors.

         10. SEVERABILITY. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11. INTEREST. All amounts which have become due and payable from time to time by any Guarantor hereunder shall constitute part of the Guaranteed Obligations and shall bear interest and be payable at the interest rate applicable to Base Rate Loans comprising Revolving Credit Loans or, in the case of amounts relating to the Term Loan B, the rate applicable to the Term Loan B, at such time made under the Loan Agreement.

         12. PARAGRAPH HEADINGS. The captions of the various sections and paragraphs of this Guaranty have been inserted only for the purposes of convenience; such captions are not a part of this Guaranty and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Guaranty.

         13. NO WAIVER; CUMULATIVE REMEDIES. Neither the Administrative Agent nor any Secured Party, as the case may be, shall by an act (except by a written instrument pursuant to Section 14 hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Party, as the case may be, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Secured Party, as the case may be, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Secured Party, as the case may be, would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         14. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Administrative Agent (with the approval of the requisite number of Lenders as required under the Loan Agreement). This Guaranty shall be binding upon the successors and assigns of the Guarantors and shall inure to the benefit of the Administrative Agent and the Secured Parties.

         15. ADDRESS FOR NOTICES. Except as otherwise provided in the Loan Agreement, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given, delivered or received immediately when delivered against receipt, one Business Day after deposit with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:.

         If to Administrative Agent:     Fleet Capital Corporation
                                         One South Wacker Drive
                                         Suite 1400.
                                         Chicago, Illinois  60606
                                         Attention:  Kristina Lee
                                         Facsimile No.:  312-332-6537

         With a copy to:                 Winston & Strawn
                                         200 Park Avenue
                                         New York, NY 10166
                                         Attention: William D. Brewer
                                         Facsimile No.:  212-294-4700

         If to Term Loan B Agent:        Silver Point Finance LLC
                                         600 Steamboat Road
                                         Greenwich, CT  06830
                                         Attention:  Zac Zeitlin
                                         Facsimile No.:  203-618-2669

         With a copy to:                 Schulte, Roth & Zabel LLP
                                         919 Third Avenue
                                         New York, New York  10022
                                         Attention:  Frederic L. Ragucci, Esq.
                                         Facsimile No.:  212-593-5955

         If to Borrowers:                Jacuzzi Brands, Inc.
                                         Phillips Tower - West Tower
                                         777 South Flagler Drive
                                         Suite 1108
                                         West Palm Beach, FL 33401
                                         Attention:  Chief Financial Officer
                                         Facsimile No.:  561-514-3888

         With copies to                  Jacuzzi Brands, Inc.
                                         Phillips Tower - West Tower
                                         777 South Flagler Drive
                                         Suite 1108
                                         West Palm Beach, FL 33401
                                         Attention:  Steven C. Barre
                                         Facsimile No.: 561-514-3888
                                         and

                                         Davis Polk & Wardwell
                                         450 Lexington Avenue
                                         New York, NY 10017
                                         Attention:  Tiziana M. Tabucchi
                                         Facsimile No.:  212-450-4800

or to such other address as each party may designate for itself by notice given in accordance with this Section 15 or the Loan Agreement.

16. GOVERNING LAW; CONSENT TO FORUM. THIS GUARANTY HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF GUARANTORS, ADMINISTRATIVE AGENT OR ANY SECURED PARTY, EACH GUARANTOR HEREBY CONSENTS AND AGREES THAT THE SUPREME COURT OF NEW YORK COUNTY, NEW YORK, NEW YORK, OR, AT ADMINISTRATIVE AGENT'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GUARANTORS, ON THE ONE HAND, AND ADMINISTRATIVE AGENT, ISSUING BANK, TERM LOAN B AGENT OR ANY OTHER SECURED PARTIES, ON THE OTHER HAND, PERTAINING TO THIS GUARANTY OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY. EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GUARANTOR HEREBY WAIVES ANY OBJECTION WHICH SUCH GUARANTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GUARANTOR AT THE ADDRESS SET FORTH IN THIS GUARANTY AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR 3 BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY ADMINISTRATIVE AGENT OR ANY SECURED PARTY OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS GUARANTY TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         17. WAIVERS BY GUARANTORS. EACH GUARANTOR WAIVES (I) THE RIGHT TO TRIAL BY JURY (WHICH ADMINISTRATIVE AGENT AND EACH SECURED PARTY HEREBY ALSO WAIVES)

IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (II) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY ADMINISTRATIVE AGENT OR ANY SECURED PARTY ON WHICH SUCH GUARANTOR MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER ADMINISTRATIVE AGENT OR ANY SECURED PARTY MAY DO IN THIS REGARD; (III) NOTICE PRIOR TO ADMINISTRATIVE AGENT'S TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING ADMINISTRATIVE AGENT TO EXERCISE ANY OF ADMINISTRATIVE AGENT'S REMEDIES; (IV) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (V) NOTICE OF ACCEPTANCE HEREOF AND (VI) EXCEPT AS PROHIBITED BY LAW, ANY RIGHT TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT'S ENTERING INTO THIS GUARANTY, ON BEHALF OF ITSELF AND THE OTHER SECURED PARTIES, AND THAT ADMINISTRATIVE AGENT AND EACH SECURED PARTY IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH EACH GUARANTOR. EACH GUARANTOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         18. OBLIGATIONS JOINT AND SEVERAL. All obligations and liabilities of the Guarantors hereunder are joint and several.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed and delivered as of the date first above written.

                      GUARANTORS:

                      Asteria Company (f/k/a Elite Bath Company)
                      Baylis Brothers Inc.
                      Bruckner Manufacturing Corp. (f/k/a Farberware Inc.) Carlsbad Corp. (f/k/a Odyssey Sports, Inc.)
                      Compax Corp.
                      Eljer Industries, Inc.
                      Environmental Energy Company
                      Gary Concrete Products, Inc.
                      HL Capital Corp.
                      Jacuzzi Whirlpool Bath, Inc.
                      KLI, Inc. (f/k/a Keller Ladders, Inc.)
                      Krikles Canada U.S.A., Inc. (f/k/a Selkirk Canada U.S.A., Inc.)
                      Krikles Europe U.S.A., Inc. (f/k/a Selkirk Europe U.S.A., Inc.)
                      Krikles, Inc.  (f/k/a Selkirk, Inc.)
                      Lokelani Development Corporation
                      Luxor Industries Inc.
                      Maili Kai Land Development Corporation
                      Mobilite, Inc.
                      Nissen Universal Holdings Inc.
                      Outdoor Products LLC
                      PH Property Development Company
                      PLC Realty Inc. (f/k/a Prescolite Lite Controls, Inc.) Rexair Holdings, Inc.
                      Sanitary - Dash Manufacturing Co., Inc.
                      SH 1 Inc.
                      Strategic Capital Management, Inc.
                      Strategic Membership Company
                      Streamwood Corporation (f/k/a Quantum Performance Films, Inc.)
                      TA Liquidation Corp. (f/k/a Tommy Armour Golf Company) Trimfoot Co.
                      TT Liquidation Corp.
                      UGE Liquidation Inc. (f/k/a W.K. 25, Inc.)
                      USI Atlantic Corp.
                      USI Capital, Inc.
                      USI Funding, Inc.
                      USI Properties, Inc.
                      USI Realty Corp.

                      Zurn (Cayman Islands), Inc.
                      Zurn Constructors, Inc. (f/k/a Advanco Constructors, Inc.) Zurn EPC Services, Inc. (f/k/a National Energy Production Corporation)
                      Zurnacq of California, Inc.


                      By: /s/ Steven C. Barre
                          -------------------------------------------------
                      Name:  Steven C. Barre
                             ----------------------------------------------
                      Title: Vice President and Assistant Secretary
                             ----------------------------------------------



                      FLEET CAPITAL CORPORATION,
                      as Administrative Agent


                      By:  /s/ David Ritchay
                           ------------------------------------------------
                      Name:  David Ritchay
                            -----------------------------------------------
                      Title: Senior Vice President
                            -----------------------------------------------